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                            DEUTSCHE ASSET MANAGEMENT

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                                   MUTUAL FUND
                                  ANNUAL REPORT
                                  MAY 31, 2001

                                          Class A, B, C and Institutional Shares

Flag Investors Equity Partners Fund


                                                     [GRAPHIC OMITTED]
                                                      A MEMBER OF THE
                                                    DEUTSCHE BANK GROUP
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Equity Partners Fund
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TABLE OF CONTENTS

              REPORT HIGHLIGHTS .......................................  3
              PERFORMANCE COMPARISON ..................................  4
              LETTER TO SHAREHOLDERS ..................................  5
              ADDITIONALPERFORMANCE INFORMATION .......................  8

              EQUITY PARTNERS FUND
                 Schedule of Investments .............................. 13
                 Statement of Assets and Liabilities .................. 14
                 Statement of Operations .............................. 15
                 Statements of Changes in Net Assets .................. 16
                 Financial Highlights ................................. 17
                 Notes to Financial Statements ........................ 21
                 Report of IndependentAccountants ..................... 25
                 Tax Information ...................................... 25



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The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
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                                        2

Equity Partners Fund
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REPORT HIGHLIGHTS

The Fund's Class A Shares' positive total return for the six- and twelve- month periods ended May 31, 2001 compared quite favorably to the various stock market indices that experienced sharp declines over the same periods. According to Morningstar(R), the Fund's Class A Shares ranked 68 out of 758, 153 out of 611 and 54 out of 416, respectively, which represents the top 9%, 25% and 13% of Large Cap Value Funds for the one, three and five-year periods ended May 31, 2001.1

The Fund achieved strong relative performance over the past year because, for the most part, we successfully avoided overvalued Technology stocks. Also, many of our holdings, which had been previously ignored in the market, appreciated nicely as investors once again began to focus on value.

We believe that we may be entering a more normal period in the market environment marked by greater overall balance and stability after two years of extreme divergence between sectors (Old Economy vs. New Economy), volatility, speculation and fear. Investors today may have a greater appreciation for risk and valuation.

We maintain a long-term perspective in managing the Fund and consider this approach to be a competitive advantage. Since we are long-term investors, the Fund's portfolio turnover is relatively low, which contributes to low capital gains distributions and favorable tax adjusted returns.



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(1) Past performance is no guarantee of future results. Rankings are based on total returns, including all applicable fees and expenses but excluding sales charges.
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                                        3

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Equity Partners Fund
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PERFORMANCE COMPARISON(1)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

2/13/95  $10,000
2/28/95   10,050
3/31/95   10,320
4/30/95   10,440
5/31/95   10,770
6/30/95   10,890
7/31/95   11,180
8/31/95   11,421
9/30/95   11,682
10/31/95  11,551
11/30/95  11,993
12/31/95  12,078
1/31/96   12,513
2/29/96   12,756
3/31/96   12,807
4/30/96   13,060
5/31/96   13,252
6/30/96   13,333
7/31/96   12,952
8/31/96   13,329
9/30/96   14,101
10/31/96  14,274
11/30/96  15,576
12/31/96  15,535
1/31/97   16,058
2/28/97   16,192
3/31/97   15,596
4/30/97   16,264
5/31/97   17,383
6/30/97   17,814
7/31/97   19,089
8/31/97   18,811
9/30/97   19,274
10/31/97  18,739
11/30/97  19,212
12/31/97  19,339
1/31/98   19,203
2/28/98   21,029
3/31/98   22,510
4/30/98   22,729
5/31/98   22,208
6/30/98   22,364
7/31/98   21,716
8/31/98   17,360
9/30/98   18,645
10/31/98  20,713
11/30/98  22,635
12/31/98  24,232
1/31/99   24,550
2/28/99   24,053
3/31/99   25,957
4/30/99   27,247
5/31/99   27,162
6/30/99   27,987
7/31/99   26,623
8/31/99   25,343
9/30/99   24,719
10/31/99  24,931
11/30/99  24,645
12/31/99  26,001
1/31/00   23,569
2/29/00   21,966
3/31/00   24,233
4/30/00   23,934
5/31/00   23,459
6/30/00   23,569
7/31/00   24,597
8/31/00   25,405
9/30/00   25,095
10/31/00  25,581
11/30/00  24,653
12/31/00  25,945
1/31/01   28,401
2/28/01   27,047
3/31/01   26,278
4/30/01   27,586
5/31/01   28,183

                                                            CUMULATIVE                            AVERAGE ANNUAL
                                                         TOTAL RETURNS                             TOTAL RETURNS
   Periods Ended               1 Year   3 Years     5 Years      Since   1 Year    3 Years   5 Years       Since
   May 31, 2001                                             Inception(2)                               Inception(2)
-----------------------------------------------------------------------------------------------------------------
 Equity Partners Fund--
   Class A Shares                20.14%    26.91%    112.67%    181.83%    20.14%      8.27%    16.29%     17.89%
-----------------------------------------------------------------------------------------------------------------
   Class B Shares                19.22%    24.03%    104.91%    169.12%    19.22%      7.44%    15.43%     17.04%
-----------------------------------------------------------------------------------------------------------------
   Class C Shares                19.22%      n/a        n/a      37.09%    19.22%       n/a       n/a      12.95%
-----------------------------------------------------------------------------------------------------------------
   Institutional Shares          20.44%    27.85%    115.57%    122.53%    20.44%      8.53%    16.61%     16.33%
-----------------------------------------------------------------------------------------------------------------

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THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001, INCLUDING THE
MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR 13.53%, FIVE-YEAR 14.98%, SINCE INCEPTION 16.85%; CLASS B SHARES--ONE-YEAR 14.22%, FIVE-YEAR 15.20%, SINCE INCEPTION 17.04%; CLASS C SHARES--ONE-YEAR 18.22%, SINCE INCEPTION 12.95%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES:5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE (`CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. The 'Since Inception' and five-years performance would have been lower for Class A, Class B and Institutional Shares if certain of the Fund's fees and expenses had not been waived prior to 1998.
(2) Inception dates: Class A Shares February 13, 1995, Class B Shares February 13, 1995, Class C Shares October 28, 1998, Institutional Shares February 14, 1996.

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                                        4

Equity Partners Fund
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LETTER TO SHAREHOLDERS


Fellow Shareholders:

We are pleased to report on the progress of your Fund for the year ended May 31, 2001.

PERFORMANCE
The Fund's Class A Shares produced a total return of 14.32% and 20.14% for the six- and twelve-month periods ended May 31, 2001, respectively.(1) These returns compare quite favorably to the stock market indices. The S&P 500 Index had negative returns of 3.90% and 10.55%, respectively for the same periods. The technology-heavy NASDAQ Index(2) experienced negative returns of 18.90% and 38.04%, respectively.

The Fund's longer-term results rank favorably among value-oriented funds. According to Morningstar(R), Equity Partners Class A Shares ranked in the top 9%, 25% and 13% of Large Cap Value Funds for the one-, three- and five-year periods ended May 31, 2001. Morningstar's calculation of the Fund's tax adjusted returns rank the Fund in the top 8%, 17% and 4% for the same periods which represent a ranking of 57 out of 758, 103 out of 611 and 16 out of 416 Large Cap Value Funds, respectively.(3)

The strong relative performance over the past year resulted primarily from our not having embraced the new paradigm of what in retrospect is now clearly seen as a mania in much of the technology world. As a result we avoided much (but not all) of the pain now being suffered by those who did. At the same time many of our holdings, which had been previously ignored in the market, appreciated nicely as investors once again began to focus on value.

The largest positive and negative contributors to net asset value over the past year are shown in the following table.

Conseco was the single largest contributor to performance, having been among the worst contributors in our last report. The change resulted from new management's success in turning around the prospects for this previously troubled financial services company. The other favorable contributors are good examples of what we emphasize in the Fund ie, well-managed, growing companies whose stocks are neglected and undervalued in the market. During the past year, these stocks began to gain substantially greater recognition by other investors.

The worst contributors experienced a variety of problems in their businesses, but the three worst shared an exposure one way or another to the deterioration in communications and technology-related industries. As mentioned previously, we avoided most of the damage that occurred in those sectors but did manage to step on a few land mines ourselves. We have sold or plan to sell each of the stocks on the worst contributors list.



CONTRIBUTIONS TO NET ASSET VALUE PERFORMANCE


  FIVE BEST CONTRIBUTORS
                                               (For the 12 months ended 5/31/01)
                                                                  Gain Per Share
--------------------------------------------------------------------------------
 Conseco, Inc.                              $0.65
 Harrahs Entertainment, Inc.                $0.55
 Canadian National Railway Co.              $0.52
 American Standard Companies, Inc.          $0.37
 Wellpoint Health Networks,Inc.             $0.33
--------------------------------------------------------------------------------

  FIVE WORST CONTRIBUTORS
                                               (For the 12 months ended 5/31/01)
                                                                  Loss Per Share
--------------------------------------------------------------------------------
 Worldcom, Inc.                            $(0.32)
 Comdisco*                                 $(0.27)
 Winstar*                                  $(0.26)
 USG Corp.*                                $(0.24)
 Westpoint Stevens,Inc.                    $(0.16)
--------------------------------------------------------------------------------

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* These securities were not held in the portfolio at year end.


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(1)  Excluding sales charges.
(2) NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-US-based securities.
(3) Morningstar rankings are based on tax-adjusted returns for the periods shown. Tax-adjusted returns represent a fund's annualized after-tax total return for a specified time period, excluding any capital gains effects which would result from selling the fund at the end of the period.To determine this figure, all income and short-term capital gains distributions are taxed at the maximum federal rate of 39.8% at the time of distribution. Long-term capital gains are taxed at a 20% rate. The after-tax portion is then reinvested in the fund. State and local taxes are ignored, and only the capital gains are adjusted for tax-exempt funds, as the income from these funds is nontaxable.
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                                        5

Equity Partners Fund
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LETTER TO SHAREHOLDERS


INVESTMENT ENVIRONMENT
The investment environment today is, as always, uncertain. The primary uncertainty currently is the direction of the economy ie, is the worst of the slowdown behind us or still ahead? Trends in information technology spending and consumer confidence will have a heavy bearing on the outcome. Interestingly, the two are closely related because consumer confidence these days is affected by the performance of technology stocks (the NASDAQ wealth effect phenomenon).

The Federal Reserve Board has aggressively cut interest rates in an effort to accomplish a soft landing for the economy and prevent a recession. Their efforts have been successful to date but they and we would say it is premature to declare victory. Investors will in all likelihood have to live with ongoing economic uncertainty in the months ahead.

After two years in which the market has been characterized by extreme divergence between sectors (Old Economy vs. New Economy), volatility, speculation and fear, we may be entering a more normal period with greater overall balance and stability. Quite a bit of speculation has been wrung out of the market over the past year, and investors today have a greater appreciation for risk and valuation. To us, this is healthy for the market and beneficial to value-oriented funds such as Equity Partners.

PORTFOLIO STRATEGY
Our flexible value investment philosophy is geared more to individual stock selection than broad strategies. We focus on undervalued companies with strong financial characteristics and shareholder-oriented managements. At the time of purchase, these stocks are often down in price or out-of-favor in the market.

The most difficult strategic issue we face today is how and where to identify undervalued investment opportunities in the technology sector. The stocks have definitely declined enough to warrant interest and analysis on our part. However, despite our best efforts, we still do not see good value in the leading companies. The near-term business environment for most of these companies is deteriorating and the intermediate-term growth prospects are highly uncertain. Even with the sharply reduced stock prices, when one examines the earnings, cash flow and growth prospects, it is hard to get excited about any real value being present. Also, it must be remembered that the huge stock price declines are off of wildly speculative levels in many cases. Psychologically, even though many investors have been burned in technology stocks, there still remains a desire or even an imperative on the part of many individuals and institutions to own them. It may not be until that underlying desire and imperative are broken that we will see real value in the stocks. Until that occurs, unlike some other investors, we have concluded we do not have to own them.

The largest single investment over the past six months was a purchase of Wellpoint Health Networks. The company has an impressive record of growth in the managed care industry. Management's focus on disciplined underwriting and profitability sets the company aside from many of its competitors. Investor concerns about near-term industry pricing brought the stock down considerably from its highs to a level that we believed offered good long-term value.

The largest sale was a diversification of Canadian National Railway, which had grown through significant appreciation to become the Fund's largest holding. We continue to like the company very much but do not feel the value in the stock is quite as strong as it once was.

We do not practice market timing in the management of the Fund. Our goal is to have 90 - 100% of the Fund invested in equities at most times. The cash percentage was 7.1% at the beginning of the past six-month period and 10.5% at the end.

The five largest holdings are shown in the following table.


  FIVE LARGEST EQUITY HOLDINGS
  Security                     Cost    Market Value
                                            5/31/01
 --------------------------------------------------
 Citigroup, Inc.           $ 4,240,200  $19,258,325
 American Standard
   Companies, Inc.         $11,723,569  $19,256,070
 AOL Time Warner, Inc.      $  569,982  $17,810,430
 International Business
   Machines Corp.          $ 4,607,960  $16,434,600
 Cendant Corp.             $12,233,408  $16,378,761
 --------------------------------------------------

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                                        6

Equity Partners Fund
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LETTER TO SHAREHOLDERS


CLOSING
Over a long period of years, with all the ups and downs of the market, one thing has continued to grow . . . turnover of all sorts; and one thing has steadily shrunk . . . investors' time horizons. Mutual fund portfolio turnover, which used to average less than 20% annually, now approaches 100%. Mutual fund redemptions, which used to average less than 10% annually, ran at the rate of 26% in 2000. Fund portfolio managers come and go at a more rapid rate as well.(1)

Our portfolio turnover was 20% for the fiscal year and averaged 20% over the past five years. Since we are long-term investors, not traders, the portfolio turnover contributes to low capital gain distributions and favorable tax adjusted returns. The Fund has been managed by the same portfolio manager since its inception six years ago. The supporting investment organization has had no portfolio management turnover in twenty years.

For those of you who have been long-term investors in the Fund, as well as more recent investors, we encourage you to share the same long-term perspective that we use in managing the Fund. We believe it is a competitive advantage for us and will be for you as well.

We always like to remind shareholders that we have significant personal investments in the Fund and are long-term equity partners with you.

Sincerely,

/S/ LEE S. OWEN

Lee S. Owen
Portfolio Manager
June 8, 2001

P.S. We would also like to take this opportunity to notify our shareholders that your Fund is now marketed as the `Deutsche Flag Investors Equity Partners Fund.' This change is a result of the consolidation of the Flag Investors Funds with the Deutsche Asset Management Funds. Please note that there has been no change in the management or operations of the Fund.


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(1) Source: Wall Street Journal (June 20, 2000).
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                                       7
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Equity Partners Fund
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ADDITIONAL PERFORMANCE INFORMATION


The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.


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                                       8

Equity Partners Fund
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ADDITIONAL PERFORMANCE INFORMATION(1)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Equity Partners Fund--                          Morningstar Large Cap
            Class A Shares          S&P 500 Index            Value Average
         ----------------------     -------------        ---------------------
2/13/95     $ 9,450                   $10,000                    $10,000
2/28/95       9,497                    10,000                     10,000
3/31/95       9,752                    10,295                     10,261
4/30/95       9,866                    10,598                     10,516
5/31/95      10,178                    11,022                     10,897
6/30/95      10,291                    11,278                     11,084
7/31/95      10,565                    11,652                     11,426
8/31/95      10,793                    11,681                     11,528
9/30/95      11,039                    12,174                     11,899
10/31/95     10,916                    12,131                     11,745
11/30/95     11,333                    12,663                     12,293
12/31/95     11,414                    12,907                     12,542
1/31/96      11,825                    13,346                     12,911
2/29/96      12,054                    13,470                     13,062
3/31/96      12,103                    13,600                     13,247
4/30/96      12,342                    13,800                     13,432
5/31/96      12,523                    14,157                     13,658
6/30/96      12,600                    14,210                     13,612
7/31/96      12,240                    13,582                     13,077
8/31/96      12,596                    13,869                     13,443
9/30/96      13,325                    14,650                     14,015
10/31/96     13,489                    15,053                     14,345
11/30/96     14,719                    16,191                     15,286
12/31/96     14,681                    15,870                     15,132
1/31/97      15,175                    16,862                     15,769
2/28/97      15,301                    16,994                     15,927
3/31/97      14,738                    16,296                     15,382
4/30/97      15,369                    17,269                     15,916
5/31/97      16,427                    18,320                     16,878
6/30/97      16,834                    19,142                     17,512
7/31/97      18,039                    20,664                     18,784
8/31/97      17,776                    19,506                     18,146
9/30/97      18,214                    20,575                     19,040
10/31/97     17,708                    19,887                     18,357
11/30/97     18,155                    20,808                     18,886
12/31/97     18,275                    21,165                     19,226
1/31/98      18,147                    21,400                     19,214
2/28/98      19,872                    22,943                     20,473
3/31/98      21,272                    24,118                     21,396
4/30/98      21,479                    24,360                     21,478
5/31/98      20,987                    23,942                     21,075
6/30/98      21,134                    24,914                     21,256
7/31/98      20,522                    24,649                     20,650
8/31/98      16,405                    21,091                     17,750
9/30/98      17,620                    22,436                     18,684
10/31/98     19,574                    24,261                     20,090
11/30/98     21,390                    25,733                     21,002
12/31/98     22,899                    27,214                     21,668
1/31/99      23,200                    28,352                     21,773
2/28/99      22,730                    27,471                     21,236
3/31/99      24,529                    28,571                     21,822
4/30/99      25,748                    29,676                     23,428
5/31/99      25,668                    28,975                     23,158
6/30/99      26,448                    30,584                     23,962
7/31/99      25,159                    29,629                     23,229
8/31/99      23,949                    29,482                     22,591
9/30/99      23,359                    28,674                     21,715
10/31/99     23,560                    30,489                     22,578
11/30/99     23,290                    31,115                     22,568
12/31/99     24,571                    32,941                     23,066
1/31/00      22,273                    31,285                     22,099
2/29/00      20,758                    30,693                     20,944
3/31/00      22,900                    33,696                     23,075
4/30/00      22,618                    32,682                     22,971
5/31/00      22,169                    32,012                     23,193
6/30/00      22,273                    32,801                     22,606
7/31/00      23,244                    32,288                     22,674
8/31/00      24,008                    34,294                     24,072
9/30/00      23,715                    32,483                     23,790
10/31/00     24,174                    32,346                     24,379
11/30/00     23,297                    29,796                     23,375
12/31/00     24,518                    29,941                     24,523
1/31/01      26,839                    31,004                     25,006
2/28/01      27,047                    28,177                     24,012
3/31/01      26,278                    26,392                     23,178
4/30/01      26,069                    28,443                     24,508
5/31/01      26,633                    28,633                     24,932


   TOTAL RETURNS
                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year     5 Years     Since
   May 31, 2001                                                       2/13/95(4)
   -----------------------------------------------------------------------------
   Equity Partners Fund--Class A Shares             13.53%      14.98%    16.85%
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure. The 'Since Inception' and five-years performance would have been lower for Class A Shares if certain of the Fund's fees and expenses had not been waived prior to 1998.
(2) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning February 28, 1995. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(3) The Morningstar Large Cap Value Average represents a universe of funds investing primarily in companies with large market capitalization and which have low price/earnings and price/book ratios relative to the market-cap group average.
(4)  The Fund's inception date.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Equity Partners Fund--                          Morningstar Large Cap
            Class B Shares          S&P 500 Index            Value Average
         ----------------------     -------------        ---------------------
2/13/95         $10,000                 $10,000                $10,000
2/28/95           9,548                  10,000                 10,000
3/31/95           9,795                  10,295                 10,261
4/30/95           9,899                  10,598                 10,516
5/31/95          10,213                  11,022                 10,897
6/30/95          10,336                  11,278                 11,084
7/31/95          10,602                  11,652                 11,426
8/31/95          10,821                  11,681                 11,528
9/30/95          11,060                  12,174                 11,899
10/31/95         10,926                  12,131                 11,745
11/30/95         11,346                  12,663                 12,293
12/31/95         11,413                  12,907                 12,542
1/31/96          11,816                  13,346                 12,911
2/29/96          12,163                  13,470                 13,062
3/31/96          12,211                  13,600                 13,247
4/30/96          12,444                  13,800                 13,432
5/31/96          12,609                  14,157                 13,658
6/30/96          12,685                  14,210                 13,612
7/31/96          12,318                  13,582                 13,077
8/31/96          12,666                  13,869                 13,443
9/30/96          13,393                  14,650                 14,015
10/31/96         13,548                  15,053                 14,345
11/30/96         14,768                  16,191                 15,286
12/31/96         14,720                  15,870                 15,132
1/31/97          15,207                  16,862                 15,769
2/28/97          15,483                  16,994                 15,927
3/31/97          14,912                  16,296                 15,382
4/30/97          15,533                  17,269                 15,916
5/31/97          16,598                  18,320                 16,878
6/30/97          16,991                  19,142                 17,512
7/31/97          18,204                  20,664                 18,784
8/31/97          17,928                  19,506                 18,146
9/30/97          18,361                  20,575                 19,040
10/31/97         17,839                  19,887                 18,357
11/30/97         18,273                  20,808                 18,886
12/31/97         18,383                  21,165                 19,226
1/31/98          18,244                  21,400                 19,214
2/28/98          19,960                  22,943                 20,473
3/31/98          21,356                  24,118                 21,396
4/30/98          21,556                  24,360                 21,478
5/31/98          21,047                  23,942                 21,075
6/30/98          21,177                  24,914                 21,256
7/31/98          20,548                  24,649                 20,650
8/31/98          16,419                  21,091                 17,750
9/30/98          17,626                  22,436                 18,684
10/31/98         19,561                  24,261                 20,090
11/30/98         21,366                  25,733                 21,002
12/31/98         22,862                  27,214                 21,668
1/31/99          23,144                  28,352                 21,773
2/28/99          22,904                  27,471                 21,236
3/31/99          24,689                  28,571                 21,822
4/30/99          25,904                  29,676                 23,428
5/31/99          25,812                  28,975                 23,158
6/30/99          26,578                  30,584                 23,962
7/31/99          25,261                  29,629                 23,229
8/31/99          24,036                  29,482                 22,591
9/30/99          23,424                  28,674                 21,715
10/31/99         23,618                  30,489                 22,578
11/30/99         23,332                  31,115                 22,568
12/31/99         24,600                  32,941                 23,066
1/31/00          22,282                  31,285                 22,099
2/29/00          20,967                  30,693                 20,944
3/31/00          23,115                  33,696                 23,075
4/30/00          22,812                  32,682                 22,971
5/31/00          22,348                  32,012                 23,193
6/30/00          22,434                  32,801                 22,606
7/31/00          23,395                  32,288                 22,674
8/31/00          24,304                  34,294                 24,072
9/30/00          23,847                  32,483                 23,790
10/31/00         24,435                  32,346                 24,379
11/30/00         23,531                  29,796                 23,375
12/31/00         24,758                  29,941                 24,523
1/31/01          27,094                  31,004                 25,006
2/28/01          25,874                  28,177                 24,012
3/31/01          25,118                  26,392                 23,178
4/30/01          26,359                  28,443                 24,508
5/31/01          26,912                  28,633                 24,932


   TOTAL RETURNS
                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year     5 Years     Since
   May 31, 2001                                                       2/13/95(4)
   -----------------------------------------------------------------------------
   Equity Partners Fund--Class BShares              14.22%      15.20%    17.04%
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct expense structure. The 'Since Inception' and five-years performance would have been lower for Class BShares if certain of the Fund's fees and expenses had not been waived prior to 1998.
(2) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies.Benchmark returns are for the periods beginning February 28, 1995. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(3) The Morningstar Large Cap Value Average represents a universe of funds investing primarily in companies with large market capitalization and which have low price/earnings and price/book ratios relative to the market-cap group average.
(4)    The Fund's inception date.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Equity Partners Fund--                          Morningstar Large Cap
            Class C Shares          S&P 500 Index            Value Average
         ----------------------     -------------        ---------------------
10/28/98        $10,000               $10,000                   $10,000
10/31/98         10,126                10,000                    10,000
11/30/98         11,215                10,607                    10,454
12/31/98         12,006                11,217                    10,785
1/31/99          12,154                11,686                    10,838
2/28/99          11,900                11,323                    10,570
3/31/99          12,828                11,776                    10,862
4/30/99          13,459                12,232                    11,661
5/31/99          13,406                11,943                    11,527
6/30/99          13,809                12,606                    11,927
7/31/99          13,125                12,212                    11,562
8/31/99          12,488                12,152                    11,245
9/30/99          12,170                11,819                    10,808
10/31/99         12,271                12,567                    11,238
11/30/99         12,122                12,825                    11,233
12/31/99         12,787                13,577                    11,481
1/31/00          11,577                12,895                    11,000
2/29/00          10,789                12,651                    10,425
3/31/00          11,893                13,889                    11,486
4/30/00          11,738                13,471                    11,434
5/31/00          11,499                13,194                    11,544
6/30/00          11,544                13,520                    11,252
7/31/00          12,038                13,308                    11,286
8/31/00          12,432                14,135                    11,982
9/30/00          12,265                13,389                    11,842
10/31/00         12,498                13,332                    12,135
11/30/00         12,038                12,281                    11,635
12/31/00         12,657                12,341                    12,206
1/31/01          13,853                12,779                    12,447
2/28/01          13,180                11,614                    11,997
3/31/01          12,795                10,878                    11,537
4/30/01          13,427                11,723                    12,199
5/31/01          13,709                11,802                    12,410


   TOTAL RETURNS
                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year     5 Years     Since
   May 31, 2001                                                      10/28/98(4)
   -----------------------------------------------------------------------------
   Equity Partners Fund--Class C Shares             18.22%     n/a        12.95%
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct expense structure.
(2) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning October 31, 1998. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(3) The Morningstar Large Cap Value Average represents a universe of funds investing primarily in companies with large market capitalization and which have low price/earnings and price/book ratios relative to the market-cap group average.
(4)  The Fund's inception date.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION(1)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Equity Partners Fund--                          Morningstar Large Cap
          Institutional Shares      S&P 500 Index            Value Average
         ----------------------     -------------        ---------------------
2/14/96       $250,000              $250,000                $250,000
2/29/96        248,227               250,000                 250,000
3/31/96        248,424               252,403                 253,525
4/30/96        254,334               256,124                 257,100
5/31/96        258,077               262,737                 261,425
6/30/96        259,653               263,731                 260,525
7/31/96        252,757               252,080                 250,300
8/31/96        259,893               257,397                 257,300
9/30/96        274,960               271,893                 268,250
10/31/96       278,528               279,383                 274,550
11/30/96       303,903               300,501                 292,575
12/31/96       303,306               294,547                 289,625
1/31/97        313,530               312,949                 301,825
2/28/97        316,136               315,401                 304,850
3/31/97        304,709               302,442                 294,400
4/30/97        317,740               320,497                 304,625
5/31/97        339,590               340,011                 323,050
6/30/97        348,210               355,268                 335,175
7/31/97        373,112               383,518                 359,525
8/31/97        367,888               362,029                 347,325
9/30/97        376,929               381,851                 364,425
10/31/97       366,481               369,099                 351,350
11/30/97       375,925               386,185                 361,475
12/31/97       378,406               392,817                 367,975
1/31/98        375,752               397,162                 367,750
2/28/98        411,674               425,808                 391,850
3/31/98        440,657               447,617                 409,500
4/30/98        445,147               452,116                 411,100
5/31/98        435,146               444,345                 403,375
6/30/98        438,208               462,398                 406,850
7/31/98        425,523               457,470                 395,225
8/31/98        340,255               391,432                 339,725
9/30/98        365,610               416,399                 357,600
10/31/98       406,097               450,278                 384,525
11/30/98       443,926               477,588                 401,975
12/31/98       475,398               505,079                 414,725
1/31/99        481,610               526,199                 416,750
2/28/99        472,086               509,846                 406,450
3/31/99        509,355               530,261                 417,675
4/30/99        535,030               550,778                 448,400
5/31/99        533,374               537,768                 443,250
6/30/99        549,731               567,617                 458,625
7/31/99        523,021               549,893                 444,600
8/31/99        497,967               547,173                 432,375
9/30/99        485,751               532,173                 415,625
10/31/99       490,099               565,849                 432,150
11/30/99       484,509               577,476                 431,950
12/31/99       511,265               611,360                 441,475
1/31/00        463,666               580,639                 422,975
2/29/00        432,293               569,648                 400,850
3/31/00        476,864               625,376                 441,650
4/30/00        471,238               606,561                 439,675
5/31/00        461,935               594,117                 443,900
6/30/00        464,098               608,763                 432,675
7/31/00        484,436               599,246                 433,975
8/31/00        500,664               636,468                 460,750
9/30/00        494,389               602,866                 455,350
10/31/00       504,125               600,318                 466,625
11/30/00       485,951               552,989                 447,400
12/31/00       511,513               555,695                 469,375
1/31/01        560,165               575,411                 478,625
2/28/01        533,361               522,944                 461,300
3/31/01        518,270               489,815                 443,625
4/30/01        544,398               527,879                 469,075
5/31/01        556,336               531,416                 477,200



   TOTAL RETURNS
                                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year     5 Years     Since
   May 31, 2001                                                       2/14/96(4)
   -----------------------------------------------------------------------------
   Equity Partners Fund--Institutional Shares       20.44%      16.61%    16.33%
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. The 'Since Inception' and five-years performance would have been lower for Institutional Shares if certain of the Fund's fees and expenses had not been waived prior to 1998.
(2) The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning February 29, 1996. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
(3) The Morningstar Large Cap Value Average represents a universe of funds investing primarily in companies with large market capitalization and which have low price/earnings and price/book ratios relative to the market-cap group average.
(4)  The Fund's inception date.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS May 31, 2001



     SHARES     SECURITY                                                  VALUE
     ------     --------                                                  -----
                COMMON STOCK--89.51%
                CONSUMER DISCRETIONARY--18.77%
    341,000     AOL Time Warner, Inc.(1) ......................     $17,810,430
    465,500     Blyth Industries, Inc. ........................      11,437,335
    131,500     Clear Channel Communications, Inc.(1,2) .......       8,017,555
     50,000     Gannett Company, Inc. .........................       3,314,000
    160,000     General Motors Corp. ..........................       9,104,000
    430,000     Harrah's Entertainment, Inc.(1,2) .............      15,725,100
    189,200     TJX Companies, Inc. ...........................       6,330,632
    150,400     Westpoint Stevens, Inc.(2) ....................         600,096
                                                                    -----------
                                                                     72,339,148
                                                                    -----------
                CONSUMER STAPLES--1.30%
     97,500     Philip Morris Companies, Inc. .................       5,012,475
                                                                    -----------
                FINANCIALS--31.81%
    144,600     American Express Company ......................       6,090,552
      6,800     Berkshire Hathaway--Class B(1,2) ..............      15,449,600
    375,772     Citigroup, Inc. ...............................      19,258,325
    606,387     Conseco, Inc. .................................      10,563,262
    316,800     Countrywide Credit Industries, Inc. ...........      12,269,664
    217,000     Freddie Mac ...................................      14,365,400
  1,000,000     Host Marriott Corp.(2) ........................      12,940,000
    114,000     Loews Corp. ...................................       7,864,860
    195,000     Wells Fargo Company ...........................       9,180,600
    183,908     XL Capital Limited--Class A(2) ................      14,620,686
                                                                    -----------
                                                                    122,602,949
                                                                    -----------
                HEALTH CARE--2.82%
     50,000     Merck & Co., Inc. .............................       3,649,500
     83,300     Wellpoint Health Networks, Inc.(1) ............       7,230,440
                                                                    -----------
                                                                     10,879,940
                                                                    -----------
                INDUSTRIALS--22.91%
    739,000     Allied Waste Industries, Inc.(1) ..............      12,474,320
    289,000     American Standard Companies, Inc.(1) ..........      19,256,070
    352,200     Canadian National Railway Co.(2,4) ............      14,137,308
    853,950     Cendant Corporation(1,2) ......................      16,378,761
     90,000     First Data Corporation ........................       5,904,900
     28,700     SPX Corp.(1,2) ................................       3,406,690
    239,900     Tyco International Ltd.(2) ....................      13,782,255
     35,600     United Technologies Corporation ...............       2,965,836
                                                                    -----------
                                                                     88,306,140
                                                                    -----------


    SHARES/
  PRINCIPAL
     AMOUNT     SECURITY                                                  VALUE
  ---------     --------                                                  -----
                INFORMATION TECHNOLOGY--4.84%
    147,000     International Business Machines
                Corporation ...................................      16,434,600
    490,300     Novell Inc.(1) ................................       2,221,059
                                                                    -----------
                                                                     18,655,659
                                                                    -----------
                TELECOMMUNICATIONS SERVICES--7.06%
    171,600     ALLTEL Corp. ..................................       9,951,084
    170,300     Global Crossing(1) ............................       2,162,810
    150,000     Qwest Communications
                International, Inc. ...........................       5,511,000
    114,200     SBC Communications, Inc. ......................       4,916,310
    261,219     Worldcom, Inc.(1) .............................       4,660,147
                                                                    -----------
                                                                     27,201,351
                                                                    -----------
TOTAL COMMON STOCK
   (Cost $210,867,065) ........................................     344,997,662
                                                                    -----------

                REPURCHASE AGREEMENT--10.50%
$40,491,000     Goldman Sachs & Co., dated 05/31/01,
                  4.00%, principal and interest in the
                  amount of $40,495,499 due 06/01/01,
                  collateralized by US Treasury Bill,
                  par value of $41,617,000, coupon
                  rate 0.00%, due 08/16/01 with a
                  market value of $41,301,002
                  (Cost $40,491,000) ..........................      40,491,000
                                                                    -----------

                MONEY MARKET FUNDS--19.93%
 76,804,774     Institutional Daily Assets Fund(5)
                  (Cost $76,804,774)(Note 2) ..................      76,804,774
                                                                    -----------
TOTAL INVESTMENTS
   (Cost $328,162,839)3 .............................  119.94%     $462,293,436

LIABILITIES IN EXCESS OF
   OTHER ASSETS .....................................  (19.94)      (76,860,472)
                                                       ------      ------------
NET ASSETS ..........................................  100.00%     $385,432,964
                                                       ======      ============

--------------------------------------------------------------------------------
(1)  Non-income producing security.
(2) All or a portion of this security was on loan (see Note 5). The value of all securities loaned at May 31, 2001 amounted to $74,583,234.
(3)  Aggregate cost for federal tax purposes.
(4)  ADR--American Depository Receipt.
(5) Represents security purchased with cash collateral received for securities on loan.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                    MAY 31, 2001
                                                                    ------------
ASSETS
   Investments, at value (cost $328,162,839) ...................    $462,293,436
   Cash ........................................................             862
   Receivable for capital shares sold ..........................         220,086
   Receivable for securities sold ..............................         664,347
   Dividend and interest receivable ............................         294,673
   Prepaid expenses and other ..................................          78,648
                                                                    ------------
Total assets ...................................................     463,552,052
                                                                    ------------
LIABILITIES
   Payable for collateral under securities lending agreements ..      76,804,774
   Payable for capital shares redeemed .........................         840,153
   Advisory fees payable .......................................         255,765
   Transfer agent fees payable .................................          17,336
   Accounting fees payable .....................................           8,287
   Custody fees payable ........................................           4,669
   Accrued expenses and other ..................................         188,104
                                                                    ------------
Total liabilities ..............................................      78,119,088
                                                                    ------------
NET ASSETS .....................................................    $385,432,964
                                                                    ============
COMPOSITION OF NET ASSETS
   Paid-in capital .............................................     248,931,847
   Undistributed net investment income .........................         573,607
   Accumulated net realized gain from investment transactions ..       1,796,913
   Net unrealized appreciation on investments ..................     134,130,597
                                                                    ------------
NET ASSETS .....................................................    $385,432,964
                                                                    ============
NET ASSET VALUE PER SHARE
   Class A Shares(1) ...........................................    $      24.56
                                                                    ============
   Class B Shares(2) ...........................................    $      23.85
                                                                    ============
   Class C Shares(3) ...........................................    $      23.85
                                                                    ============
   Institutional Shares(4) .....................................    $      24.70
                                                                    ============

--------------------------------------------------------------------------------
(1) Net asset value and redemption price per share (based on net assets of $217,172,659 and 8,841,826 shares outstanding). Maximum offering price per share was $25.99 ($24.56 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
(2) Net asset value and offering price per share (based on net assets of $45,523,388 and 1,908,538 shares outstanding). Redemption value is $22.66 following a 5.00% maximum contingent deferred sales charge.
(3) Net asset value and offering price per share (based on net assets of $7,148,511 and 299,694 shares outstanding). Redemption value is $23.61 following a 1.00% maximum contingent deferred sales charge.
(4) Net asset value per share (based on net assets of $115,588,406 and 4,680,132 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                 FOR THE YEAR ENDED
                                                                       MAY 31, 2001
-----------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .......................................................   $  3,940,077
   Interest ........................................................      1,053,529
   Securities lending income (net of rebates and agency fees) ......         65,196
   Less: Foreign taxes withheld ....................................        (47,020)
                                                                       ------------
Total income .......................................................      5,011,782
                                                                       ------------
EXPENSES
   Investment advisory fee .........................................      2,893,540
   Distribution fees
     Class A Shares ................................................        520,556
     Class B Shares(1) .............................................        414,747
     Class C Shares(1) .............................................         65,739
   Transfer agent fees .............................................        197,728
   Professional fees ...............................................        116,076
   Accounting fees .................................................         95,042
   Printing and shareholder report fees ............................         47,091
   Registration fees ...............................................         36,169
   Custody fees ....................................................         22,070
   Directors' fees .................................................          9,517
   Miscellaneous ...................................................            686
                                                                       ------------
Total expenses .....................................................      4,418,961
                                                                       ------------
NET INVESTMENT INCOME ..............................................        592,821
                                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions ..................      3,857,947
   Net change in unrealized appreciation/depreciation on investments     62,726,041
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................     66,583,988
                                                                       ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $ 67,176,809
                                                                       ============

--------------------------------------------------------------------------------
(1) Includes 0.25% shareholder servicing fee.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
STATEMENTS OFCHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED MAY 31,
                                                                         2001             2000
                                                                -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income ....................................   $     592,821    $   1,549,457
   Net realized gain from investment transactions ...........       3,857,947       21,633,214
   Net change in unrealized appreciation/
     depreciation on investments ............................      62,726,041      (88,551,635)
                                                                -------------    -------------
   Net increase (decrease) in net assets from operations ....      67,176,809      (65,368,964)
                                                                -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and net realized short-term gains
     Class A Shares .........................................        (635,183)        (349,896)
     Class B Shares .........................................            --            (66,099)
     Class CShares ..........................................            --            (10,359)
     Institutional Shares ...................................        (681,323)        (152,038)
   Net realized long-term gains
     Class A Shares .........................................      (6,808,613)     (11,546,564)
     Class B Shares .........................................      (1,402,850)      (2,181,278)
     Class C Shares .........................................        (234,795)        (352,597)
     Institutional Shares ...................................      (3,377,136)      (5,017,234)
                                                                -------------    -------------
Total distributions .........................................     (13,139,900)     (19,676,065)
                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares .............................      77,098,253       87,434,816
   Dividend reinvestments ...................................      12,266,063       18,346,252
   Cost of shares redeemed ..................................    (124,790,355)    (119,296,406)
                                                                -------------    -------------
Net decrease in net assets from capital share transactions ..     (35,426,039)     (13,515,338)
                                                                -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .....................      18,610,870      (98,560,367)
NET ASSETS
   Beginning of year ........................................     366,822,094      465,382,461
                                                                -------------    -------------
   End of year (including undistributed net investment income
     of $573,607 and $1,385,859, respectively) ..............   $ 385,432,964    $ 366,822,094
                                                                =============    =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES
                                                                                         FOR THE YEARS ENDED MAY 31,
                                                      2001           2000           1999          1998          1997
                                                    ------         ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............  $21.22         $25.68         $21.29        $16.93        $13.09
                                                    ------         ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ...........................    0.06           0.10          (0.01)         0.05          0.08
   Net realized and unrealized gain
     (loss) on investments .......................    4.12          (3.54)          4.70          4.60          3.96
                                                    ------         ------         ------        ------        ------
Total from investment operations .................    4.18          (3.44)          4.69          4.65          4.04
                                                    ------         ------         ------        ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and net
     realized short-term gains ...................   (0.07)         (0.03)         (0.03)        (0.10)        (0.13)
   Net realized long-term gains ..................   (0.77)         (0.99)         (0.27)        (0.19)        (0.07)
                                                    ------         ------         ------        ------        ------
Total distributions ..............................   (0.84)         (1.02)         (0.30)        (0.29)        (0.20)
                                                    ------         ------         ------        ------        ------
NET ASSET VALUE, END OF YEAR .....................  $24.56         $21.22         $25.68        $21.29        $16.93
                                                    ------         ------         ------        ------        ------
TOTAL INVESTMENT RETURN(1) .......................   20.14%        (13.63)%        22.31%        27.76%        31.17%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ..............................$217,173       $214,677       $283,950      $198,387      $113,030
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income ........................    0.18%          0.38%         (0.02)%        0.29%         0.61%(2)
     Expenses ....................................    1.18%          1.18%          1.20%         1.24%         1.35%(3)
   Portfolio turnover rate .......................      20%            32%            21%            8%           18%

--------------------------------------------------------------------------------
(1)  Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48% for the year ended May 31, 1997.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48% for the year ended May 31, 1997.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS B SHARES
                                                                                         FOR THE YEARS ENDED MAY 31,
                                                      2001           2000           1999          1998          1997
                                                    ------         ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...............  $20.72         $25.29         $21.10        $16.84        $13.03
                                                    ------         ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..................   (0.13)         (0.09)         (0.14)        (0.06)        (0.04)
   Net realized and unrealized gain
     (loss) on investments .......................    4.03          (3.46)          4.60          4.54          3.96
                                                    ------         ------         ------        ------        ------
Total from investment operations .................    3.90          (3.55)          4.46          4.48          3.92
                                                    ------         ------         ------        ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and net
     realized short-term gains ...................      --          (0.03)            --         (0.03)        (0.04)
   Net realized long-term gains ..................   (0.77)         (0.99)         (0.27)        (0.19)        (0.07)
                                                    ------         ------         ------        ------        ------
Total distributions ..............................   (0.77)         (1.02)         (0.27)        (0.22)        (0.11)
                                                    ------         ------         ------        ------        ------
NET ASSET VALUE, END OF YEAR .....................  $23.85         $20.72         $25.29        $21.10        $16.84
                                                    ======         ======         ======        ======        ======
TOTAL INVESTMENT RETURN(1) .......................     19.22%        (14.29)%        21.39%        26.81%        30.28%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .............................. $45,523        $40,185        $52,603       $37,046       $15,670
   Ratios to average net assets:
     Expenses in excess of income ................   (0.57)%        (0.37)%        (0.77)%       (0.47)%       (0.16)%(2)
     Expenses ....................................    1.93%          1.93%          1.95%         1.98%         2.10%(3)
   Portfolio turnover rate .......................      20%            32%            21%            8%           18%

--------------------------------------------------------------------------------
(1)  Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of expenses in excess of income to average daily net assets would have been (0.29)% for the year ended May 31, 1997.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23% for the year ended May 31, 1997.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CLASS C SHARES                                                                                   FOR THE PERIOD
                                                                                                OCT. 28, 1998(1)
                                                        FOR THE YEARS ENDED MAY 31,              THROUGH MAY 31,
                                                      2001                     2000                         1999
                                                    ------                   ------                       ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............  $20.72                   $25.27                       $19.09
                                                    ------                   ------                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..................   (0.13)                   (0.08)                       (0.03)
   Net realized and unrealized gain
     (loss) on investments .......................    4.03                    (3.45)                        6.48
                                                    ------                   ------                       ------
Total from investment operations .................    3.90                    (3.53)                        6.45
                                                    ------                   ------                       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and net
     realized short-term gains ...................      --                    (0.03)                          --
   Net realized long-term gains ..................   (0.77)                   (0.99)                       (0.27)
                                                    ------                   ------                       ------
Total distributions ..............................   (0.77)                   (1.02)                       (0.27)
                                                    ------                   ------                       ------
NET ASSET VALUE, END OF PERIOD ...................  $23.85                   $20.72                       $25.27
                                                    ======                   ======                       ======
TOTAL INVESTMENT RETURN(2) .......................   19.22%                  (14.22)%                      34.06%
SUPPLEMENTAL DATA ANDRATIOS:
   Net assets, end of period
     (000s omitted) ..............................  $7,149                   $6,455                       $3,441
   Ratios to average net assets:
     Expenses in excess of income ................   (0.57)%                  (0.39)%                      (0.73)%(3)
     Expenses ....................................    1.93%                    1.93%                        1.85%(3)
   Portfolio turnover rate .......................      20%                      32%                          21%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL SHARES
                                                                                         FOR THE YEARS ENDED MAY 31,
                                                      2001           2000           1999          1998          1997
                                                    ------         ------         ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ..............   $21.35         $25.75         $21.32        $16.94        $13.10
                                                    ------         ------         ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................     0.11           0.15           0.04          0.10          0.14
   Net realized and unrealized gain
     (loss) on investments ......................     4.15          (3.53)          4.70          4.61          3.95
                                                    ------         ------         ------        ------        ------
Total from investment operations ................     4.26          (3.38)          4.74          4.71          4.09
                                                    ------         ------         ------        ------        ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and net
     realized short-term gains ..................    (0.14)         (0.03)         (0.04)        (0.14)        (0.18)
   Net realized long-term gains .................    (0.77)         (0.99)         (0.27)        (0.19)        (0.07)
                                                    ------         ------         ------        ------        ------
Total distributions .............................    (0.91)         (1.02)         (0.31)        (0.33)        (0.25)
                                                    ------         ------         ------        ------        ------
NET ASSET VALUE, END OF YEAR ....................   $24.70         $21.35         $25.75        $21.32        $16.94
                                                    ======         ======         ======        ======        ======
TOTAL INVESTMENT RETURN .........................    20.44%        (13.39)%        22.53%        28.14%        31.58%
SUPPLEMENTAL DATA ANDRATIOS:
   Net assets at end of year
     (000s omitted) ............................. $115,588       $105,505       $125,388       $94,354       $42,115
   Ratios to average net assets:
     Net investment income ......................     0.43%          0.65%          0.23%         0.54%         0.81%(1)
     Expenses ...................................     0.93%          0.93%          0.95%         0.98%         1.10%(2)
   Portfolio turnover rate ......................       20%            32%            21%            8%           18%

--------------------------------------------------------------------------------
(1) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.68% for the year ended May 31, 1997.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% for the year ended May 31, 1997.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Equity Partners Fund, Inc. (the 'Fund'), which was organized as a Maryland Corporation on November 29, 1994, began operations February 13, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the '1940 Act') as a diversified, open-end management investment company. The Fund seeks long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

The Fund consists of four share classes: Class A Shares and Class B Shares, both of which began operations February 13, 1995, Class C Shares, which began operations October 28, 1998 and Institutional Shares, which began operations February 14, 1996.

The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have contingent deferred sales charges. In addition the Class A Shares have a different distribution fee than the Class B and Class C Shares. The Institutional Shares have neither a sales charge nor a distribution fee.

B. VALUATION OF SECURITIES
The Fund values a portfolio security that is primarily traded on a national exchange by using the last sales price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available or may be unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At May 31, 2001 there were no fair valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class, when incurred.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends semi-annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of May 31, 2001 are primarily attributable to a distribution reclassification and the utilization of earnings and profits distributed to redeeming shareholders as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts:

 Undistributed          Accumulated
Net Investment         Net Realized             Paid-in
        Income        Gain (Losses)             Capital
--------------        -------------             -------
     $(88,567)         $(6,943,788)          $7,032,355


G. SECURITIES LENDING
TheFund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral.The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCCan annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million.

Alex.Brown Investment Management ('ABIM') is the Fund's investment sub-advisor. As compensation for its sub-advisory services, ICCCpays ABIM a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $50 million, 0.50% of the next $150 million and 0.40% of the amount in excess of $200 million. Prior to September 1, 2000, the fee was calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount in excess of $200 million.

ICCC provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets.

ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.

--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Certain officers and directors of the Fund are also officers or directors of ICCC. These persons are not paid by the Fund for serving in these capacities.

ICCDistributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to the Fund for which ICCD is paid an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly. This fee is paid at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee. No distribution fees are charged to theInstitutional Shares.

Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee.

Bankers Trust Company is also the securities lending agent for the Fund. The Fund used cash collateral from its securities lending transactions described in
Note 1 G to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust. For the year ended May 31, 2001, Bankers Trust has been compensated approximately $25,000 for these services.

The Fund participates along with other former Flag Investors Funds in a retirement plan (the Plan) for eligible Directors. On February 12, 2001, theBoard of Directors of the Fund, as well as each fund participating in the Plan, voted to amend the Plan effective December 31, 2000.The amendments provide that no further benefits would accrue to any current or future Directors and include a one-time payment of benefits accrued under the Plan toDirectors as calculated based on certain actuarial assumptions.At each Director's election, this one-time payment could be transferred into the Director's Deferred Compensation Plan or be paid to them in a lump sum cash distribution.Two retired directors will continue to receive benefits under the provisions of the Plan. The actuarially computed pension expense allocated to theFund for the year ended May 31, 2001 was $3,361 and the accrued liability was $26,890.

NOTE 3--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Shares and 5 million undesignated). Transactions in capital shares were as follows:

                                                        Class A Shares
              --------------------------------------------------------
                      For the Year Ended            For the Year Ended
                            May 31, 2001                  May 31, 2000
              --------------------------    --------------------------
                  Shares          Amount        Shares          Amount
              ----------    ------------    ----------    ------------
Sold           1,684,622    $ 38,361,983     2,153,444    $ 50,933,672
Reinvested       315,038       6,985,189       478,443      10,803,234
Redeemed      (3,272,547)    (73,751,882)   (3,576,528)    (79,883,122)
              ----------    ------------    ----------    ------------
Net decrease  (1,272,887)   $(28,404,710)     (944,641)   $(18,146,216)
              ==========    ============    ==========    ============

                                                        Class B Shares
              --------------------------------------------------------
                      For the Year Ended            For the Year Ended
                            May 31, 2001                  May 31, 2000
              --------------------------    --------------------------
                  Shares          Amount        Shares          Amount
              ----------    ------------    ----------    ------------
Sold             314,850     $ 7,042,501       328,694    $  7,728,452
Reinvested        61,531       1,327,225        99,337       2,198,326
Redeemed        (407,058)     (9,011,404)     (569,219)    (12,217,136)
              ----------    ------------    ----------    ------------
Net decrease     (30,677)    $  (641,678)     (141,188)   $ (2,290,358)
              ==========    ============    ==========    ============

                                                        Class C Shares
              --------------------------------------------------------
                      For the Year Ended            For the Year Ended
                            May 31, 2001                  May 31, 2000
              --------------------------    --------------------------
                  Shares          Amount        Shares          Amount
              ----------    ------------    ----------    ------------
Sold              91,894     $ 2,036,110       271,969    $  6,524,293
Reinvested        10,383         223,972        15,373         340,049
Redeemed        (114,128)     (2,561,921)     (111,942)     (2,381,130)
              ----------    ------------    ----------    ------------
Net increase
  (decrease)     (11,851)    $  (301,839)      175,400    $  4,483,212
              ==========    ============    ==========    ============

                                                  Institutional Shares
              --------------------------------------------------------
                      For the Year Ended            For the Year Ended
                            May 31, 2001                  May 31, 2000
              --------------------------    --------------------------
                  Shares          Amount        Shares          Amount
              ----------    ------------    ----------    ------------
Sold           1,315,305    $ 29,657,659       984,817    $ 22,248,399
Reinvested       167,023       3,729,677       220,566       5,004,643
Redeemed      (1,743,906)    (39,465,148)   (1,132,184)    (24,815,018)
              ----------    ------------    ----------    ------------
Net increase
  (decrease)    (261,578)   $ (6,077,812)       73,199    $  2,438,024
              ==========    ============    ==========    ============

--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended May 31, 2001, were $69,999,454 and $137,429,558, respectively.

For federal income tax purposes, the tax basis of investments held at May 31, 2001 was $328,162,839. The aggregate gross unrealized appreciation for all investments at May 31, 2001, was $138,615,732 and the aggregate gross unrealized depreciation for all investments was $4,485,135.

NOTE 5--LENDING OF SECURITIES
The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of the Fund's securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% of the current market value of the loaned securities for domestic securities.

At May 31, 2001

        Market Value     Market Value   % of Portfolio
of Loaned Securities    of Collateral          on Loan
--------------------    -------------   --------------
         $74,583,234      $76,804,774           19.35%


NOTE 6--ADDITIONAL INFORMATION
On May 7, 2001, the name of the `Flag Investors' family of mutual funds was changed to `Deutsche Asset Management.' This change will not affect the name of the Fund, but will result in modifications to the presentation of the Fund's periodic reports.


NOTE 7--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of May 31, 2001, there was one shareholder who held 12% of the outstanding shares of the Equity Partners Fund.

--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Equity Partners Fund,Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. (the `'Fund') at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
June 29, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended May 31, 2001

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Fund has designated $3,857,947 of its earnings for the fiscal year ended May 31, 2001 as 20% rate capital gain dividends. The Fund's distributions to shareholders included $0.77 per share from long-term capital gains, all of which is taxable at the 20% capital gains rate.


Of the Fund's ordinary dividends made during the fiscal year ended May 31, 2001, 100% qualified for the dividends received deduction available to corporate shareholders.

--------------------------------------------------------------------------------

Equity Partners Fund
--------------------------------------------------------------------------------
SHAREHOLDER MEETING (Unaudited)

At a Special Meeting held on December 7, 2000, shareholders of the Fund cast the following votes on two proposals:

1. TO APPROVE THE RESTRUCTURING OF THEFUND FROM A `STAND ALONE' FUND TO A FEEDER FUND IN A `MASTER-FEEDER' FUND FORMAT.

              FOR                    AGAINST                         ABSTAIN
             ----                    -------                         -------
       12,900,220                     46,430                          82,727

2. TO APPROVE A PROPOSED SUB-ADVISORY AGREEMENT AMONG THE FUND, ITS INVESTMENT ADVISOR, INVESTMENT COMPANY CAPITAL CORP. (`ICCC'), AND ITS SUB-ADVISOR, ALEX. BROWN INVESTMENTMANAGEMENT (`ABIM'), EFFECTIVE MARCH 2001, REFLECTING AN EXPECTED CHANGE IN CONTROL OF ABIM.

              FOR                    AGAINST                         ABSTAIN
              ---                    -------                         -------
       12,947,124                     34,163                          48,090

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche BancAlex. Brown Inc., Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


Equity PartnersFund
Class A Shares                                          CUSIP #33832P109
Class B Shares                                          CUSIP #33832P208
Class C Shares                                          CUSIP #33832P406
Institutional Shares                                    CUSIP #33832P307
                                                        BDEPANN (7/01)

Distributed by:
ICC Distributors, Inc.